T. Rowe Price Global Allocation Fund

T. Rowe Price Global Allocation Fund–Advisor Class

Supplement to Summary Prospectuses Dated May 28, 2013

The paragraph under the heading “Tax Information” is replaced with the following:

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account. A redemption or exchange of fund shares may be taxable.

The date of this supplement is July 25, 2013.

F154-041-S 7/25/13